EXHIBIT 10.2


                         NATIONAL HOME HEALTH CARE CORP.

                        SAVINGS AND STOCK INVESTMENT PLAN


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                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS


1.1       "Account" or "Accrued Benefit"......................................1
          (a)  "Account A"....................................................1
          (b)  "Account B"....................................................1
          (c)  "Account C"....................................................1
1.2       "Act"...............................................................2
1.3       "Administrator".....................................................2
1.4       "Affiliated Employer"...............................................2
1.5       "Aggregate Account".................................................2
1.6       "Anniversary Date"..................................................2
1.7       "Beneficiary".......................................................2
1.8       "Code"..............................................................2
1.9       "Compensation"......................................................2
1.10      "Contract" or "Policy"..............................................3
1.11      "Deferred Compensation".............................................3
1.12      "Designated Investment Alternative".................................3
1.13      "Directed Investment Option"........................................3
1.14      "Early Retirement Date".............................................3
1.15      "Elective Contribution".............................................4
1.16      "Eligible Employee" means any Employee..............................4
1.17      "Employee"..........................................................4
1.18      "Employer"..........................................................4
1.19      "Excess Aggregate Contributions"....................................4
1.20      "Excess Contributions"..............................................4
1.21      "Excess Deferred Compensation"......................................5
1.22      "Fiduciary".........................................................5
1.23      "Fiscal Year".......................................................5
1.24      "Forfeiture"........................................................5
1.25      "Former Participant"................................................5
1.26      "415 Compensation"..................................................6
1.27      "414(s) Compensation"...............................................6
1.28      "Highly Compensated Employee".......................................6
1.29      "Highly Compensated Former Employee"................................7
1.30      "Highly Compensated Participant"....................................8
1.31      "Hour of Service"...................................................8
1.32      "Income"............................................................9
1.33      "Investment Manager"...............................................10
1.34      "Key Employee "....................................................10
1.35      "Late Retirement Date".............................................11
1.36      "Leased Employee"..................................................11
1.37      "Net Profit".......................................................12
1.38      "Non-Elective Contribution"........................................12

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                           TABLE OF CONTENTS (Cont'd)

1.39      "Non-Highly Compensated Participant"...............................12
1.40      "Non-Key Employee".................................................12
1.41      "Normal Retirement Age"............................................12
1.42      "Normal Retirement Date"...........................................12
1.43      "l-Year Break in Service"..........................................12
1.44      "Participant"......................................................13
1.45      "Participant Direction Procedure" .................................13
1.46      "Participant's Account"............................................13
1.47      "Participant's Combined Account"...................................13
          (a)  "Participant's Directed Account"..............................13
          (b)  "Participant's Non-Directed Account"..........................13
1.49      "Participant's Elective Account"...................................13
1.50      "Plan".............................................................13
1.51      "Plan Year"........................................................14
1.52      "Qualified Non-Elective Contribution"..............................14
1.53      "Regulation".......................................................14
1.54      "Retired Participant"..............................................14
1.55      "Retirement Date"..................................................14
1.56      "Super Top Heavy Plan".............................................14
1.57      "Terminated Participant"...........................................14
1.58      "Top Heavy Plan"...................................................14
1.59      "Top Heavy Plan Year" .............................................14
1.60      "Total and Permanent Disability"...................................14
1.61      "Trustee"..........................................................14
1.62      "Trust Fund".......................................................14
1.63      "USERRA"...........................................................14
1.64      "Valuation Date"...................................................15
1.65      "Vested"...........................................................15
1.66      "Year of Service"..................................................15

                              ARTICLE II
                            ADMINISTRATION

2.1       Powers and Responsibilities of the Employer........................15
2.2       Designation of Administrative Authority............................16
2.3       Powers and Duties of the Administrator.............................16
2.4       Records and Reports................................................18
2.5       Appointment of Advisers............................................18
2.6       Payment of Expenses................................................18
2.7       Claims Procedure...................................................18
2.8       Claims Review Procedure............................................18

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                           TABLE OF CONTENTS (Cont'd)

                              ARTICLE III
                              ELIGIBILITY

3.1       Conditions of Eligibility..........................................19
3.2       Effective Date of Participation....................................19
3.3       Determination of Eligibility.......................................20
3.4       Termination of Eligibility.........................................20
3.5       Omission of Eligible Employee......................................20
3.6       Inclusion of Ineligible Employee...................................20
3.7       Election Not to Participate........................................21

                              ARTICLE IV
                      CONTRIBUTION AND ALLOCATION

4.1       Investment of Trust Funds..........................................21
4.2       Formula for Determining Employer Contribution......................21
4.3       Participant's Salary Reduction Election............................22
4.4       Time of Payment Of Employer Contribution...........................25
4.5       Allocation Of Contributions, Forfeitures And Earnings..............25
4.6       Actual Deferral Percentage Tests...................................28
4.7       Adjustment to Actual Deferral Percentage Tests.....................32
4.8       Actual Contribution Percentage Tests...............................33
4.9       Adjustment to Actual Contribution Percentage Tests.................37
4.10      Maximum Annual Additions...........................................39
4.11      Adjustment for Excessive Annual Additions..........................41
4.12      Directed Investment Account........................................41

                               ARTICLE V
                              VALUATIONS

5.1       Valuation of The Trust Fund........................................43
5.2       Method of Valuation................................................44

                              ARTICLE VI
              DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1       Determination Of Benefits Upon Retirement..........................44
6.2       Determination of Benefits Upon Death...............................44
6.3       Determination of Benefits in Event of Disability...................45
6.4       Determination of Benefits Upon Termination.........................45
6.5       Distribution of Benefits...........................................48
6.6       Distribution of Benefits Upon Death................................51
6.7       Time of Segregation or Distribution................................53
6.8       Distribution for Minor Beneficiary.................................53

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                           TABLE OF CONTENTS (Cont'd)


6.9       Location of Participant or Beneficiary Unknown.....................53
6.10      Advance Distribution for Hardship..................................53
6.11      Qualified Domestic Relations Order Distribution....................55
6.12      Direct Rollover....................................................55

                              ARTICLE VII
               AMENDMENT, TERMINATION, MERGERS AND LOANS

7.1       Amendment..........................................................56
7.2       Termination........................................................57
7.3       Merger or Consolidation............................................57
7.4       Loans to Participants..............................................58

                             ARTICLE VIII
                               TOP HEAVY

8.1       Top Heavy Plan Requirements........................................60
8.2       Determination of Top Heavy Status..................................60

                              ARTICLE IX
                             MISCELLANEOUS

9.1       Participant's Rights...............................................63
9.2       Alienation.........................................................63
9.3       Construction Of Plan...............................................64
9.4       Gender and Number..................................................64
9.5       Legal Action.......................................................64
9.6       Prohibition Against Diversion Of Funds.............................65
9.7       Bonding............................................................65
9.8       Employer's and Trustee's Protective Clause.........................65
9.9       Insurer's Protective Clause........................................66
9.10      Receipt and Release For Payments...................................66
9.11      Action by the Employer.............................................66
9.12      Named Fiduciaries and Allocation of Responsibility.................66
9.13      Headings...........................................................67
9.14      Approval by Internal Revenue Service...............................67
9.15      Uniformity.........................................................67

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                         NATIONAL HOME HEALTH CARE CORP.

                        SAVINGS AND STOCK INVESTMENT PLAN

                  THIS PLAN, hereby adopted this thirtieth day of December, 1998, by National Home Health Care Corp. (herein referred to as the "Employer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Employer theretofore established a Profit Sharing Plan effective March 1, 1986, (hereinafter called the "Effective Date") known as National Home Health Care Corp. Savings and Stock Investment Plan (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

                  WHEREAS, under the terms of the Plan, the Employer has the ability to amend the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended;

                  NOW, THEREFORE, effective January 1, 1999, except as otherwise provided, the Employer in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amends the Plan in its entirety and restates the
Plan to provide as follows: ARTICLE I.........

                                   DEFINITIONS

               1.1 "Account" or "Accrued Benefit" means a Member's interest in the assets of the Trust Fund as represented by the value of his Account A, Account B and Account C, which values shall be determined as of any Valuation Date.

                    (a) "Account A" means those assets attributable to a Member's Tax Deferred Contributions, Qualified Matching3 Contributions, Qualified Non-Elective Contributions and pre April 1, 1997 Employer Matching Contributions.

                    (b) "Account B" means those assets attributable to the Employer Matching Contributions made on or after April 1, 1997.

                    (c) "Account C" means those assets  attributable to Employer
               Discretionary Contributions.


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               1.2 "Act" means the Employee  Retirement  Income  Security Act of
1974, as it may be amended from time to time.

               1.3 "Administrator" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

               1.4"Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

               1.5 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of
Section 8.2.

               1.6 "Anniversary Date" means December 31st.

               1.7 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 6.2 and 6.6.

               1.8 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

               1.9 "Compensation" with respect to any Participant means such Participant's wages for the Plan Year within the meaning of Code Section 3401(a) (for the purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

               For purposes of this Section, the determination of Compensation shall be made by:

                    (a) including  amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and
               Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                  For   a   Participant's   initial   year   of   participation,
Compensation shall be recognized for the entire Plan Year.


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                  Compensation in excess of $150,000 shall be disregarded.  Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

                  If, in connection with the adoption of this amendment and restatement, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, Compensation means compensation determined pursuant to the Plan then in effect.

               1.10 "Contract" or "Policy" means any life insurance policy, retirement income or annuity policy or annuity contract (group or individual) issued pursuant to the terms of the Plan.

               1.11 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 4.3 excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.11(a).

               1.12 "Designated Investment Alternative" means a specific investment identified by name by a Fiduciary as an available investment under the Plan which may be acquired or disposed of by the Trustee pursuant to the investment direction by a Participant.

               1.13 "Directed Investment Option" means one or more of the following:

                    (a) a Designated Investment Alternative.

                    (b) any  other  investment  permitted  by the  Plan  and the
               Participant Direction Procedures and acquired or disposed of by the Trustee pursuant to the investment direction of a Participant.

              1.14 "Early Retirement Date. This Plan does not provide for a retirement date prior to Normal Retirement Date.

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               1.15 "Elective  Contribution" means the Employer contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.11(a). In addition, the Employer matching contribution made pursuant to Section 4.2(b) which is used to satisfy the "Actual Deferral Percentage " tests and any Employer Qualified Non-Elective Contribution made pursuant to Section 4.7(b) which is used to satisfy the '" Actual Deferral Percentage" tests shall be considered an Elective Contribution for purposes of the Plan. Any contributions deemed to be Elective Contributions (whether or not used to satisfy the "Actual Deferral Percentage" tests) shall be subject to the requirements of Sections 4.3(b) and 4.3(c) and shall further be
required   to  satisfy  the   nondiscrimination   requirements   of   Regulation
1.401(k)-l(b)(5), the provisions of which are specifically incorporated herein by reference.

               1.16 "Eligible Employee" means any Employee.

                  Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a)(46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties will not be eligible to participate in this Plan unless such agreement expressly provides for: coverage in this Plan.

                  Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

               1.17 "Employee" means any person who is employed by the Employer or Affiliated Employer. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

               1.18 "Employer" means National Home Health Care Corp. and any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation, with its corporate office in the State of New York.

               1.19 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 4.2(b) (to the extent such matching contributions are not used to satisfy the "Actual Deferral Percentage" tests) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.8(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.8(a).

               1.20 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions used to satisfy the "Actual Deferral Percentage" tests made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.6(a). Excess Contributions shall be treated as an "annual addition" pursuant to Section 4.10(b).



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               1.21 "Excess Deferred  Compensation"  means,  with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to
Section 4.3(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.10(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 8.2 and 4.5(f), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to Section
4.3(f).   However,   Excess  Deferred  Compensation  of  Non-Highly  Compensated
Participants is not taken into account for purposes of Section 4.6(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.3(d).

               1.22 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

               1.23 "Fiscal Year" means the Employer's accounting year of 12 months commencing on August 1st of each year and ending the following July 31st.

               1.24 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

                    (a) the  distribution  of the  entire  Vested  portion  of a
               Terminated Participant's Account, or

                    (b) the last day of the Plan Year in which  the  Participant incurs five (5) consecutive l-Year Breaks in Service.

                  Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. Restoration of such amounts shall occur pursuant to Section 6.4(g)(2). In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

               1.25  "Former   Participant"  means  a  person  who  has  been  a
Participant,  but who has ceased to be a Participant  for any reason.


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               1.26 "415  Compensation"  with respect to any  Participant  means such Participant's wages for the Plan Year within the meaning of Code Section 3401(a) (for the purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                  For Plan Years beginning after December 31, 1997, for purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                  If, in connection with the adoption of this amendment and restatement, the definition of "415 Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "415 Compensation " means compensation determined pursuant to the Plan then in effect.

               1.27 "414(s) Compensation" with respect to any Participant means such-Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year.

                  For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee contributions described in Code
Section 414(h)(2) that are treated as Employer contributions.

                  "414(s) Compensation" in excess of $150,000 shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve
(12).

                  If, in connection with the adoption of this amendment and restatement, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

               1.28 "Highly Compensated Employee" means, for Plan Years beginning after December 31, 1996, an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:


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                    (a)  Employees  who at any time  during  the  "determination year" or "look-back year" were "five percent owners as defined in
               Section 1.34(c).

                    (b) Employees who received  "415  Compensation"  'during the
               "look-back year " from the Employer in excess of $80,000.

                    (c) The  "determination  year"  shall be the  Plan  Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period.

                  For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee contributions described in Code
Section 414(h)(2) that are treated as Employer contributions. Additionally, the dollar threshold amount specified in (b) above shall be adjusted at such time and in the same manner as under Code Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996. In the case of such an adjustment, the dollar limit which shall be applied is the limit for the calendar year in which the "look-back year" begins.

                  In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

               1.29 "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly
Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner." For purposes of this Section, "determination year," "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.28. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

               1.30   "Highly   Compensated   Participant"   means  any   Highly
Compensated  Employee who is eligible to participate in the Plan.

               1.31 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment-relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

                  Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on, behalf of a group of Employees in the aggregate.

                  For purposes of this Section, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

               1.32  "Income"  means the income or losses  allocable  to "excess amounts" which shall equal the allocable gain or loss for the applicable computation period". The income allocable to "excess amounts" for the "applicable computation period" is determined by multiplying the income for the "applicable computation period" by a fraction. The numerator of the fraction is the "excess amount" for the "applicable computation period." The denominator of the fraction is the total "account balance" attributable to "Employer contributions" as of the end of the "applicable computation period", reduced by the gain allocable to such total amount for the "applicable computation period" and increased by the loss allocable to such total amount for the "applicable computation period". The provisions of this Section shall be applied:

                    (a) For purposes of Section  4.3(f),  by  substituting:

                         (1) Excess Deferred Compensation" for "excess amounts";

                         (2) "taxable year of the Participant" for "applicable
                    computation period";

                         (3) "Deferred Compensation" for "Employer
                    contributions"; and

                         (4) "Participant's Elective Account" for "account
                    balance."

                    (b) For purposes of Section 4.7(a), by substituting:

                         (1) "Excess Contributions" for "excess amounts";

                         (2) "Plan Year" for "applicable computation period";


                         (3) "Elective Contributions" for "Employer
                    contributions'"; and

                         (4) "Participant '8 Elective Account" for "account
                    balance."

                    (c) For purposes of Section 4.9(a), by substituting:

                         (1) "Excess Aggregate Contributions" for "excess
                    amounts";

                         (2) "Plan Year" for "applicable computation period";

                         (3) "Employer matching contributions made pursuant to
                    Section 4.2(b) (to the extent such matching contributions are not used to satisfy the "Actual Deferral Percentage" tests) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.8(c)" for "Employer contributions"; and

                         (4) "Participant's Account" for "account balance."

                  Income allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method." Under such "safe harbor method," allocable Income for such period shall be deemed to equal ten percent (10%) of the Income allocable to such Excess Deferred Compensation multiplied by the number of calendar months in such period. For purposes of determining the number of calendar months in such period, a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

               1.33 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

               1.34 "Key Employee " means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                         (a) an officer of the Employer (as that term is defined
                    within the  meaning of the  Regulations  under Code  Section
                    416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(l)(A) for any such Plan Year.

                         (b)  one  of  the  ten  employees  having  annual  "415
                    Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(l)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning 10 within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

                         (c) a  "five  percent  owner"  of the  Employer.  "Five
                    percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

                         (d) a "one  percent  owner" of the  Employer  having an
                    annual "415 Compensation" from the Employer of more than $150,000. "One percent owner " means any person who owns (or is considered as owning within the meaning of Code Section

                    318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c),
                    (m) and (o) shall be taken into account.

                  For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee contributions described in Code
Section  414(h)(2)  that are  treated  as  Employer  contributions.

               1.35 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

               1.36 "Leased Employee" means, for Plan Years beginning after December 31, 1996, any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person (" leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient:

               (a) if such employee is covered by a money purchase pension plan providing:

                    (1) a non-integrated  employer contribution rate of at least
               10% of compensation, as defined in Code Section 415(c)(3), but including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee
               contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                    (2) immediate participation; and

                    (3) full and immediate vesting; and

               (b) if Leased Employees do not constitute more than 20% the recipient's non-highly compensated work force.

               1.37 "Net Profit" means with respect to any Fiscal Year the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan.

               1.38 "Non-Elective Contribution" means the Employer contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 4.3, matching contributions (which are used in the "Actual Deferral Percentage " tests) made pursuant to Section 4.2(b) and any Qualified Non-Elective Contribution used in the "Actual Deferral Percentage" tests.

               1.39 "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee. However, for the Plan Year prior to the first Plan Year of this amendment and restatement, for the purposes of
Section 4.6(a) and Section 4.7, if the prior year testing method is used, a Non-Highly Compensated Participant shall be determined using the definition of highly compensated employee in effect for the preceding Plan Year.

               1.40 "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

               1.41  "Normal   Retirement  Age"  means  the  Participant's  65th
birthday. A Participant shall become fully Vested in his Participant's Account upon attaining his Normal Retirement Age.

               1.42 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age.

               1.43 "l-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a l-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and l-Year Breaks in Service shall be measured on the same computation period.

                  "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

                  A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a l-Year Break in Service, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

               1.44 "Participant" means any Eligible Employee who participates in the Plan and has not for any reason become ineligible to participate further in the Plan.

               1.45 "Participant Direction Procedure" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.12 and observed by the Administrator and applied and provided to Participants who have Participant Directed Accounts.

               1.46 "Participant's Account" means the account established and, maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer Non-Elective Contributions.

                  A separate accounting shall be maintained with respect to that portion of the Participant's Account attributable to Employer matching contributions made pursuant to Section 4.2(b), Employer discretionary contributions made pursuant to Section 4.2(c) and any Employer Qualified Non-Elective Contributions.

               1.47 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

               1.48 (a) "Participant's Directed Account" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedure. This portion is designated as Account A.

                    (b) "Participant's  Non-Directed Account" means that portion of the Participant's interest in the Plan with respect to which the Trustee has directed the investment. This portion is designated as Account B or Account C.

               1.49 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer Elective Contributions used to satisfy the "Actual Deferral Percentage" tests. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to such Elective Contributions pursuant to Section 4.3, Employer matching contributions made pursuant to
Section 4.2(b) and any Employer Qualified Non-Elective Contributions.

               1.50 "Plan" means this instrument, including all amendments thereto.

               1.51 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st.

               1.52  "Qualified  Non-Elective  Contribution"  means any Employer contributions made pursuant to Section 4.7(b) and Section 4.9(f). Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests or the "Actual Contribution Percentage" tests.

               1.53 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

               1.54 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

               1.55  "Retirement  Date" means the date as of which a Participant
Disability retires for reasons other than Total and Permanent whether such retirement occurs on a Participant's Normal Retirement Date or Late Retirement Date (see Section 6.1).

               1.56 "Super Top Heavy Plan" means a plan described in Section 8.2(b).

               1.57 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

               1.58 "Top Heavy Plan" means a plan described in Section 8.2(a).

               1.59 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

               1.60 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

               1.61 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

               1.62 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

               1.63 "USERRA" means the Uniformed Services Employment and Reemployment Rights Act of 1994. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

               1.64 "Valuation Date" means the last day of each calendar quarter and such other date or dates deemed necessary by the Administrator. The Valuation Date may include any day during the Plan Year that the Trustee, any transfer agent appointed by the Trustee or the Employer and any stock exchange used by such agent are open for business.

               1.65 "Vested" means the non-forfeitable portion of any account maintained on behalf of a Participant.

               1.66 "Year of  Service"  means the  computation  period of twelve
(12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

               For vesting purposes, the computation periods shall be the Plan Year, including periods prior to the Effective Date of the Plan.

               The computation period shall be the Plan Year if not otherwise set forth herein.

               Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c).

               Years of Service with Health Acquisition Corp., Nurse Care, Inc., New England Home Care, Inc., National HMO (New York), Inc., Accredited Health Services, Inc. during the time a qualified plan was maintained shall be recognized.

               Years  of  Service  with  any   Affiliated   Employer   shall  be
recognized.

                                   ARTICLE II
                                 ADMINISTRATION

               2.1 POWERS AND RESPONSIBILITIES OF THE EMPLOYER

                    (a) In addition to the general  powers and  responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

                    (b) The Employer may, by written  agreement or  designation, appoint at its option an Investment Manager (qualified under the Investment Company Act of 1940 as amended), investment adviser, or other agent to provide direction to the Trustee with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have authority to direct the investment.

                    (c) The  Employer  shall  establish  a  "funding  policy and method," i. e., it shall determine whether the Plan has a short run need for liquidity (e. g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                    (d) The Employer shall  periodically  review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

               2.2 DESIGNATION OF ADMINISTRATIVE AUTHORITY

               The Employer shall be the Administrator. The Employer may appoint any person, including, but not limited to, the Employees of the Employer, to perform the duties of the Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. Upon the resignation or removal of any individual performing the duties of the Administrator, the Employer may designate a successor.

               2.3 POWERS AND DUTIES OF THE ADMINISTRATOR

               The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

               The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                    (a) the  discretion to determine  all questions  relating to
               the   eligibility   of  Employees  to  participate  or  remain  a
               Participant hereunder and to receive benefits under the Plan;

                    (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                    (c) to authorize  and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                    (d) to maintain all necessary records for the administration of the Plan;

                    (e) to interpret the  provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                    (f) to  determine  the size and type of any  Contract  to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

                    (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                    (h) to consult with the  Employer and the Trustee  regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                    (i) to prepare and implement a procedure to notify  Eligible
               Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

                    (j) to act as the named Fiduciary responsible for communications with Participants as needed to maintain Plan compliance with ERISA Section 404(c), including but not limited to the receipt and transmitting of Participant's directions as to the-investment of their account(s) under the Plan and the formulation of policies, rules, and procedures, pursuant to which Participants may give investment instructions with respect to the investment of their accounts;

                    (k)  to  assist  any   Participant   regarding  his  rights,
               benefits, or elections available under the Plan.

               2.4 RECORDS AND REPORTS

               The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, policies, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

               2.5 APPOINTMENT OF ADVISERS

               The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and to Plan Participants.

               2.6 PAYMENT OF EXPENSES

               All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any Named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or the Trustee in carrying out the instructions of Participants as to the directed investment of their accounts and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.

               2.7 CLAIMS PROCEDURE

               Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

               2.8 CLAIMS REVIEW PROCEDURE

               Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.7 shall be entitled to request the

Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.7. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE III
                                   ELIGIBILITY

               3.1 CONDITIONS OF ELIGIBILITY

               Effective January 1, 1999, any Eligible Employee who has completed six (6) months of service and has attained age 21 shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan.

               Notwithstanding the above, effective April 1, 1997, any Eligible Employee who has completed one (1) year of service and has attained age 21 shall be eligible to participate hereunder as of the date he has satisfied such requirements.

               Notwithstanding the above, any Eligible Employee who was employed by the Company prior to April 1, 1997 is eligible to participate in the Plan after attainment of age 18 and (6) months of service.

               3.2 EFFECTIVE DATE OF PARTICIPATION

               Effective April 1, 1997, an Eligible Employee shall become a Participant effective as of the first day of each Plan Year quarter coinciding with or next following the date such

Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date, (as of the date of rehire if a l-Year Break in Service has not occurred).

               Notwithstanding the above, prior to April 1,1997, an Eligible Employee became a Participant effective the January 1st or July 1st coinciding with or next following the date such Employee met the eligibility requirements.

               In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate at next entry date if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

               3.3 DETERMINATION OF ELIGIBILITY

               The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.8.

               3.4  TERMINATION  OF  ELIGIBILITY

                    (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

                    (b) In the event a  Participant  is no longer a member of an eligible class of Employees and becomes ineligible to participate, such Employee will participate immediately upon returning to an eligible class of Employees.

               3.5 OMISSION OF ELIGIBLE EMPLOYEE

               If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

               3.6 INCLUSION OF INELIGIBLE EMPLOYEE

               If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

               3.7 ELECTION NOT TO PARTICIPATE

               An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least fifteen (15) days before the beginning of a Plan entry date.

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

               4.1 INVESTMENT OF TRUST FUNDS

               The investment of the Trust Fund shall be made in accordance with the provisions of the Trust Agreement between the Trustee or Trustees and the Employer, and to the extent provided herein, in accordance with the elections made by the Participants in the Plan.

               4.2 FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION

               For each Plan Year, the Employer shall contribute to the Plan:

                    (a) The amount of the total  salary  reduction  elections of all Participants made pursuant to Section 4.3(a), which amount shall be deemed an Employer Elective Contribution.

                    (b) Effective January 1, 1999, on behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a matching contribution equal to 100% of the first 3% of each such Participant's Deferred Compensation, plus 50% of the next 2% of each such Participant's Deferred Compensation which amount shall be deemed an Employer Elective Contribution.

                    Prior to January 1, 1999,  for each Plan Year,  the Employer shall contribute on behalf of each Participant an amount equal to 100% of each such Participant's Deferred Compensation.

                    Except,   however,   in  applying  the  matching  percentage
               specified above, only salary reductions up to 2.5% of annual Compensation shall be considered.

                    (c) A discretionary amount out of its current or accumulated
               Net Profits, which amount, if any, shall be deemed an Employer Non-Elective Contribution.

                    (d) Additionally, to the extent necessary, the Employer shall contribute to the Plan the amount necessary to provide the top heavy minimum contribution. All contributions by the Employer shall be made in cash.

               4.3 PARTICIPANT'S SALARY REDUCTION ELECTION

                    (a) Each  Participant  may elect to defer  from 1% to 15% of his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election. For purposes of this Section, Compensation shall be determined prior to any reductions made pursuant to Code Sections 125, 402(e)(3), 402(h)(l)(B), 403(b) or 457(b), and Employee contributions described in Code
               Section 414(h)(2) that are treated as Employer contributions.

                    (b) The amount by which  Compensation  is  reduced  shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

                    (c) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                    (d) Notwithstanding anything in the Plan to the contrary, amounts held in the Participant's Elective Account may not be distributable (including any offset of loans) earlier than:

                         (1) a Participant's  separation from service, Total and
                    Permanent Disability, or death;

                         (2) a  Participant's  attainment of age 59 l/2;

                         (3)  the   termination   of  the   Plan   without   the
                    establishment or existence of a "successor plan," as that term is described in Regulation 1.401(k)-l(d)(3);

                         (4) the date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

                         (5) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a participant who continues employment with such subsidiary; or

                         (6) the proven  financial  hardship  of a  Participant,
                    subject to the  limitations  of Section  6.10.

                    (e) For each Plan Year, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.3(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

                    (f) In the  event a  Participant  has  received  a  hardship distribution from his Participant's  Elective Account pursuant to
               Section 6.10(c) or pursuant to Regulation 1.401(k)-l(d)(z)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

                    (g) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-l(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension. (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457(b), or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year (and any Income allocable to such excess amount). Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

                    (1) the  distribution  must be made  after the date on which the Plan received the Excess Deferred Compensation;

                    (2) the  Participant  shall  designate the  distribution  as
               Excess Deferred Compensation; and

                    (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation. Any distribution made pursuant to this Section 4.3(f) shall be made first from unmatched Deferred Compensation and, thereafter, from Deferred Compensation which is matched. Matching contributions which relate to such Deferred Compensation shall be forfeited.

               (h) Notwithstanding Section 4.3(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 4.7(a) for the Plan Year beginning with or within the taxable year of the Participant.

               (i) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.

               (j) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market-certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.5 have been made.

               (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

                    (1) A  Participant  must make his  initial  salary  deferral election no later than fifteen (15) days prior to the next entry date. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the

               Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

                    (2) A  Participant  may modify a prior  election  during the
               Plan Year and concurrently make a new election by filing a written notice with the Administrator within fifteen (15) days prior to the next entry date for which such modification is to be effective. However, modifications to a salary deferral election shall only be permitted quarterly, during election periods established by the Administrator prior to the first day of each Plan Year quarter. Any modification shall not have retroactive effect and shall remain in force until revoked.

                    (3) A  Participant  may elect to  prospectively  revoke  his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with fifteen (15) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

               4.4 TIME OF PAYMENT OF EMPLOYER CONTRIBUTION

               The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer federal income tax return for the Fiscal Year.

               However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

               4.5 ALLOCATION OF CONTRIBUTIONS, FORFEITURES AND EARNINGS

                    (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Valuation Date all amounts allocated to each such Participant as set forth herein.

                    (b) The Employer  shall provide the  Administrator  with all information required by the Administrator to make a proper allocation of the Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

                         (1) With respect to the Employer Elective  Contribution
                    made pursuant to Section 4.2(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

                         This contribution will be made to Account (A).

                         (2) With respect to the Employer Elective  Contribution
                    made pursuant to Section 4.2(b), to each Participant's Elective Account when used to satisfy the "Actual Deferral Percentage" tests or Participant's Account in accordance with Section 4.2(b).

                         The matching contribution will be made to Account (B).

                         Any Participant  actively employed during the Plan Year
                    shall be eligible to share in the matching contribution for the Plan Year.

                         (3) With respect to the Employer Non-Elective Contribution made pursuant to Section 4.2(c), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

                         This contribution will be made to Account (C).

                         Only Participants who are actively employed on the last
                    day of the Plan Year shall be eligible to share in the discretionary contribution for the year.

               (c) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 6.4(g)(2). The remaining Forfeitures, if any, shall be used to reduce the contribution of the Employer hereunder for the Plan Year in which such Forfeitures occur in the following manner:

                    (1) Forfeitures attributable to Employer matching contributions made pursuant to Section 4.2(b) shall be used to reduce the Employer contribution for the Plan Year in which such Forfeitures occur.

                    (2) Forfeitures attributable to Employer discretionary contributions made pursuant to Section 4.2(c) shall be used to reduce the Employer contribution for the Plan Year in which such Forfeitures occur.

               (d) For any Top Heavy Plan Year, Non-Key Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in Section 4.5(f) if eligible pursuant to the provisions of Section 4.5(h).

               (e) As of each Valuation Date, before allocation of one-half of the Employer contributions for the entire Plan Year, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all
          Participants' and Former Participants nonsegregated accounts as of such date. Earnings or losses with respect to a Participant's Directed Account shall be allocated in accordance with Section 4.12.

               (f)  Minimum  Allocations  Required  for Top  Heavy  Plan  Years:
          Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (1) the sum of the Employer contributions allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Actual Deferral Percentage" tests pursuant to
          Section 4.6(a) or the "Actual Contribution Percentage" tests pursuant to Section 4.8(a) shall not be taken into account.

               However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 included with this Plan in a Required Aggregation Group.

               (g) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key

          Employee shall be equal to the ratio of the sum of the Employer contributions allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

               (h) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

               (i) For the purposes of this Section, "415 Compensation" shall be limited to $150,000. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

               (j) Notwithstanding anything herein to the contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

               (k) If a Former Participant is reemployed after five (5) consecutive Year Breaks in Service, then separate accounts shall be maintained as follows:

                    (1) one account for nonforfeitable  benefits attributable to pre-break service; and

                    (2)  one  account   representing  his  status  in  the  Plan
               attributable to post-break service.

               4.6 ACTUAL DEFERRAL PERCENTAGE TESTS

                    (a) Maximum Annual Allocation:  For each Plan Year beginning after December 31, 1996, the annual allocation derived from Employer Elective Contributions to a Highly Compensated Participant's Elective Account shall satisfy one of the following tests:

                         (1) The  "Actual  Deferral  Percentage"  for the Highly
                    Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant Group

                    (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group) multiplied by 1.25, or

                         (2) The excess of the "Actual Deferral  Percentage" for
                    the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group) shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage " for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used 1 to calculate the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group) multiplied by 2. The provisions of Code
                    Section 401(k)(3) and Regulation 1.401(k)-l(b) are incorporated herein by reference.

                         However,  in order to prevent the  multiple  use of the
                    alternative  method  described  in (2)  above  and  in  Code
                    Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.3 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have a combination of his Elective Contributions and Employer matching contributions reduced pursuant to Section 4.7(a) and Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

                    (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer and by any matching contributions which relate to such Excess Deferred Compensation.

                    Notwithstanding  the above, if the prior year test method is used to calculate the "Actual Deferral Percentage " for the Non-Highly Compensated

               Participant group for the first Plan Year of this amendment and restatement, the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group for the preceding Plan Year shall be calculated pursuant to the provisions of the Plan then in effect.

                    (c) For the  purposes of  Sections  4.6(a) and 4.7, a Highly
               Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 4.3, whether or not such deferral election was made or suspended pursuant to Section 4.3.

                    Notwithstanding  the above, if the prior year testing method is used to calculate the "Actual Deferral Percentage for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, for purposes of Section 4.6(a) and 4.7, a Non-Highly Compensated Participant shall include any such Employee eligible to make a deferral election, whether or not such deferral election was made or suspended, pursuant to the provisions of the Plan in effect for the preceding Plan Year.

                    (d) If the Plan  uses the prior  year  testing  method,  the
               "Actual Deferral Percentage" for the Non-Highly Compensated Participant group is determined without regard to changes in the group of Non-Highly Compensated Participants who are eligible under the Plan in the testing year. However, if the Plan results from, or is otherwise affected by, a "Plan Coverage Change" that becomes effective during the testing year, then the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group for the prior year is the "Weighted Average Of The Actual Deferral Percentages For The Prior Year Subgroups." Notwithstanding the above, if ninety (90) percent or more of the total number of Non-Highly Compensated Participants from all "Prior Year Subgroups" are from a single "Prior Year Subgroup, then in determining the "Actual Deferral Percentage" for the Non-Highly Compensated Participants for the prior year, the Employer may elect to use the "Actual Deferral Percentage" for Non-Highly Compensated Participants for the prior year under which that single "Prior Year Subgroup" was eligible, in lieu of using the weighted averages. For purposes of this Section the following definitions shall apply:

                         (1) "Plan Coverage  Change" means a change in the group
                    or groups of eligible Participants on account of (i) the establishment or amendment of a plan, (ii) a plan merger, consolidation, or spinoff under Code Section 414(l), (iii) a change in the way plans within the meaning of Code Section 414(l) are combined or separated for purposes of Regulation 1.401(k) - l(g)(11), or (iv) a combination of any of the foregoing.

                         (2) "Prior Year Subgroup" means all Non-Highly Compensated Participants for the prior year who, in the prior year, were eligible Participants under a specific Code
                    Section 401(k) plan maintained by the

                    Employer and who would have been eligible Participants in the prior year under the plan tested if the plan coverage change had first been effective as of the first day of the prior 1 year instead of first being effective during the testing year.

                         (3) "Weighted Average Of The Actual Deferral Percentages For The Prior Year Subgroups" means the sum, for all prior year subgroups, of the "Adjusted Actual Deferral Percentages."

                         (4) "Adjusted Actual Deferral  Percentage" with respect
                    to a prior year subgroup means the Actual Deferral Percentage for Non-Highly Compensated Participants for the prior year of the specific plan under which the members of the prior year subgroup were eligible Participants, multiplied by a fraction, the numerator of which is the number of Non-Highly Compensated Participants in the prior year subgroup and the denominator of which is the total number of Non-Highly Compensated Participants in all prior year subgroups.

                    (e) For the  purposes  of this  Section  and  Code  Sections
               401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code  Section  401(a)(4)  or 410(b)  (other than Code
               Section 418(b)(2)(A) (ii)), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Plans may be aggregated under this paragraph (e) only if they have the same plan year. Notwithstanding the above, for Plan Years beginning after December 31, 1996, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the current year test method or the prior year testing method for the testing year.

                    Notwithstanding  the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

                    (f) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or, deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) of the Employer or an

               Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

                    (g) For the purpose of this Section,  when  calculating  the
               "Actual Deferral Percentage" for the Non-Highly Compensated Participant group, the current year testing method shall be used. For the Plan Year beginning after December 31, 1997, the current year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII, the provisions of which are incorporated herein by reference.

               4.7 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

               In the event (or if it is anticipated) that the initial allocations of the Employer Elective Contributions made pursuant to Section 4.5 do (or might) not satisfy one of the tests set forth in Section 4.6(a) for Plan Years beginning after December 31, 1996, the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

                    (a) On or  before  the  fifteenth  day of  the  third  month following the end of each Plan Year, the Highly Compensated Participant having the largest amount of Elective Contributions shall have a portion of his Elective Contributions distributed to him until the total amount of Excess Contributions has been distributed, or until the amount of his Elective Contributions equals the Elective Contributions of the Highly Compensated Participant having the second largest amount of Elective Contributions. This process shall continue until the total amount of Excess Contributions has been distributed. In determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced pursuant to Section 4.3(f) by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year and any forfeited matching contributions which relate to such Excess Deferred Compensation.

                         (1)  With  respect  to  the   distribution   of  Excess
                    Contributions pursuant to (a) above, such distribution:

                              (i) may be postponed  but not later than the close
                    of the Plan Year following the Plan Year to which they are allocable;

                              (ii) shall be made first from  unmatched  Deferred
                    Compensation and, thereafter, proportionately from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation, if used in the "Actual Deferral Percentage" tests pursuant to Section 4.6;

                              (iii) shall be adjusted for Income; and

                              (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

                              (2) Any  distribution  of  less  than  the  entire
                    amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and Income.

                              (3) Matching  contributions which relate to Excess
                    Contributions shall be forfeited unless the related matching contribution is distributed as an Excess Contribution pursuant to (1) above or as an Excess Aggregate Contribution pursuant to Section 4.9.

                    (b) Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.6(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant per capita.

                    However, if the prior year testing method is used, the special Qualified Non-Elective Contribution shall be allocated in the prior Plan Year to the Participant's Elective Account on behalf of each Non-Highly Compensated Participant who was employed by the Employer on the last day of the prior Plan Year per capita. Such contribution shall be made by the Employer prior to the end of the current Plan Year.

                    (c) If during a Plan Year the projected  aggregate amount of
          Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would, by, virtue of the tests set forth in Section 4.6(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.7(a) each affected Highly Compensated Participant's deferral election made pursuant to Section 4.3 by an amount necessary to satisfy one of the tests set forth in Section 4.6(a).

          4.8 ACTUAL CONTRIBUTION PERCENTAGE TESTS

                    (a) The  "Actual  Contribution  Percentage"  for Plan  Years
          beginning   after  December  31,  1996  for  the  Highly   Compensated
          Participant group shall not exceed the greater of:

                    (1) 125 percent of such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group); or

                    (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group), or such percentage for the Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group) plus 2 percentage points. However, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.3 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under this Plan or under any plan maintained by the Employer or an Affiliated Employer shall have a combination of his Elective Contributions and Employer matching contributions reduced pursuant to Regulation 1.401(m)-2 and
          Section 4.9(a). The provisions of Code Section 401(m) and Regulations 1.401(m)-l(b) and 1.401(m)-2 are incorporated herein by reference.

          (b)  For the  purposes  of  this  Section  and  Section  4.9,  "Actual
Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group (for the preceding Plan Year if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group), the average of the ratios (calculated separately for each Participant in each group rounded to the nearest one-hundredth of one percent) of:

                    (1) the sum of Employer matching contributions made pursuant to Section 4.2(b) (to the extent such matching contributions are not used to satisfy the "Actual Deferral Percentage" tests) on behalf of each such Participant for such Plan Year; to

                    (2) the Participant's "414(s) Compensation" for such Plan Year.

                    (3) Notwithstanding the above, if the prior year testing method is used to calculate the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, for purposes of Section 4.8(a), the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group for the preceding Plan Year shall be determined pursuant to the provisions of the Plan then in effect.

                    (c) For purposes of determining the "Actual Contribution Percentage", only Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions pursuant to Section 4.2(b) (to the extent such matching contributions are not used to satisfy the "Actual Deferral Percentage" tests) allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-l(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-l(b)(5) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

                    (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii)), such plans shall be treated as one plan. In addition,  two  or  more  plans  of the  Employer  to  which  matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this paragraph (e) only if they have the same plan year. Notwithstanding the above, for Plan Years beginning after December 31, 1996, if two or more plans which include cash or deferred arrangements are permissively aggregated under Regulation 1.410(b)-7(d), all plans permissively aggregated must use either the current year test method or the prior year testing method for the testing year.

                    Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

                    (e) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

                    (f) For purposes of Sections 4.8(a) and 4.9, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Employer matching contributions (whether or not a deferral election was made or suspended) or voluntary employee contributions (whether or not voluntary employee contributions are made) allocated to his account for the Plan Year.

                    Notwithstanding the above, if the prior year testing method is used to calculate the "Actual Contribution Percentage " for the Non-Highly Compensated Participant group for the first Plan Year of this amendment and restatement, for the purposes of Section 4.8(a), a Non-Highly Compensated Participant shall include any such Employee eligible to have Employer matching contributions (whether or not a deferral election was made or suspended) or voluntary employee contributions (whether or not voluntary employee contributions are made) allocated to his account for the preceding Plan Year pursuant to the provisions of the Plan then in effect.

                    (g) If the Plan uses the prior year testing method, the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group is determined without regard to changes in the group of Non-Highly Compensated Participants who are eligible under the Plan in the testing year. However, if the Plan results from, or is otherwise affected by, a "Plan Coverage Change" that becomes effective during the testing year, then the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group for the prior year is the "Weighted Average Of The Actual Contribution Percentages For The Prior Year Subgroups." Notwithstanding the above, if ninety (90) percent or more of the total number of Non-Highly Compensated Participants from all "Prior Year Subgroups" are from a single "Prior Year Subgroup," then in determining the "Actual Contribution Percentage" for the Non-Highly Compensated Participants for the prior year, the Employer may elect to use the "Actual Contribution Percentage I for Non-Highly Compensated Participants for the prior year under which that single "Prior Year Subgroup" was eligible, in lieu of using the weighted averages. For purposes of this Section the following definitions shall apply:

                    (1) "Plan Coverage Change" means a change in the group or groups of eligible Participants on account of (i) the establishment or amendment of a plan, (ii) a plan merger, consolidation, or spinoff under Code Section 414(l), (iii) a change in the way plans within the meaning of Code Section 414(l) are combined or separated for purposes of Regulation 1.401(k)-l(g)(II), or (iv) a combination of any of the foregoing.

                    (2) "Prior Year Subgroup" means all Non-Highly Compensated Participants for the prior year who, in the prior year, were eligible Participants under a specific Code Section 401(m) plan maintained by the Employer and who would have been eligible Participants in the prior year under the plan tested if the plan coverage change had first been effective as of the first day of the prior year instead of first being effective during the testing year.

                    (3) "Weighted Average Of The Actual Contribution Percentages For The Prior Year Subgroups" means the sum, for all prior year subgroups, of the "Adjusted Actual Contribution Percentages."

                    (4) "Adjusted Actual Contribution Percentage" with respect to a prior year subgroup means the Actual Contribution Percentage for Non-Highly Compensated Participants for the prior year of the specific plan under which the members of the prior year subgroup were eligible Participants, multiplied by a fraction, the numerator of which is the number of Non-Highly Compensated Participants in the prior year subgroup and the denominator of which is the total number of Non-Highly Compensated Participants in all prior year subgroups.

               (h) For the purpose of this Section, when calculating the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group, the current year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII, the provisions of which are incorporated herein by reference.

          4.9 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

               (a) In the event (or if it is anticipated) that, for Plan Years beginning after December 31, 1996, the "Actual Contribution Percentage" for the Highly Compensated Participant group-exceeds (or might exceed) the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.8(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close  of the  following  Plan  Year)  shall  direct  the  Trustee  to distribute to the Highly Compensated Participant having the largest amount of contributions determined pursuant to, Section 4.8(b)(2), his portion of such contributions (and Income allocable to such contributions) until the total amount of Excess Aggregate Contributions has been distributed, or until his remaining amount equals the amount of contributions determined pursuant to Section 4.8(b)(2) of the Highly

          Compensated   Participant   having  the  second   largest   amount  of
          contributions.  This process shall  continue until the total amount of
          Excess  Aggregate   Contributions  has  been   distributed.

               (b) Any distribution of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income).

               (c) Excess Aggregate Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

               (d) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year.

               (e) If during a Plan Year the projected aggregate amount of Employer matching contributions to be allocated to all Highly Compensated Participants under his Plan would, by virtue of the tests set forth in Section 4.8(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.9(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 4.8(a).

               (f) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.8(a). Such contribution shall be allocated to the Participant's Account of each Non-Highly Compensated Participant per capita. A separate accounting of any special Qualified Non-Elective Contribution shall be maintained in the Participant's Account.

               However, if the prior year testing method is used, the special Qualified Non-Elective Contribution shall be allocated in the prior Plan Year to the Participant's Account on behalf of each Non-Highly Compensated Participant who was employed by the Employer on the last day of the prior Plan Year per capita. Such contribution shall be made by the Employer prior to the end of the current Plan Year. A separate accounting of any special Qualified Non-Elective Contributions shall be maintained in the Participant's Account.

          4.10 MAXIMUM ANNUAL ADDITIONS

               (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $30,000 adjusted annually as provided in Code
          Section 415(d) pursuant to the Regulations, or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year." For any short "limitation year" the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve (12).

               (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(1)(l).

               (c) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.10(b)(2): (1) rollover contributions (as defined in Code Sections 402(e)(6), 483(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code
          Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

               (d) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

               (e) For the purpose of this Section, all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

               (f) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer.

               (g)  For the  purpose  of this  Section,  if this  Plan is a Code
          Section 413(c) plan, each Employer who maintains this Plan will be considered to be a separate Employer.

               (h) (1) If a Participant participates in more than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

               (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

               (3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1)or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

               (i) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

               4.11 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

               (a) If,  as a  result  of a  reasonable  error  in  estimating  a
          Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.10 or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions " to be exceeded for any Participant, the Administrator shall (1) distribute any elective deferrals (within the meaning of Code Section 402(g)(3)) or return any Employee contributions (whether voluntary or mandatory), and for the distribution of gains attributable to those elective deferrals and Employee contributions, to the extent that the distribution or return would reduce the "excess amount" in the
          Participant's accounts (2) hold any "excess amount" remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account" (3) use the "Section 415 suspense account" in the next "limitation years" (and succeeding "limitation years" if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year," or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year" (4) reduce Employer contributions to the Plan for such "limitation year " by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

               (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of
          (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code
          Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.10.

               (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

          4.12 DIRECTED INVESTMENT ACCOUNT

               (a) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate.

                    (1) To the extent that the assets in a Participant's Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Directed Account shall be based upon the total amount of funds so invested, in a manner proportionate to the Participant's share of such pooled investment.

               (2) To the extent that the assets in the Participant's Directed Account are accounted for as segregated assets, the allocation of earnings, gains and losses from such assets shall be made on a separate and distinct basis.


          (b) The Participant Direction Procedures shall provide an explanation of the circumstances under which Participants and their Beneficiaries may give investment instructions, including, but need not be limited to, the following:

               (1) the conveyance of instructions by the Participants and their Beneficiaries to invest Participant Directed Accounts in Directed Investments;

               (2) the name, address and phone number of the Fiduciary (and, if applicable, the person or persons designated by the Fiduciary to act on its behalf) responsible for providing information to the Participant or a Beneficiary upon request relating to the investments in Directed Investments;

               (3)  applicable   restrictions  on  transfers  to  and  from  any
          Designated Investment Alternative;

               (4) any restrictions on the exercise of voting, tender and similar rights related to Directed Investment by the Participants or their Beneficiaries;

               (5) a description of any transaction fees and expenses which affect the balances in Participant Directed Accounts in connection with the purchase or sale of Directed Investments; and

               (6) general procedures for the dissemination of investment and other information relating to the Designated Investment Alternatives as deemed necessary or appropriate, including but not limited to a description of the following:

               (7) the investment vehicles available under the Plan, including specific information regarding any Designated Investment Alternative;

                    (i) any designated Investment Managers; and

                    (ii) a description of the additional  information  which may be obtained upon request from the Fiduciary designated to provide such information.

               (c) Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to the Participant in one or more written documents which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

               (d) The Administrator may, at its discretion, include in or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

               (e) Definition of Insider. For purposes of this Section 4.12, "Insider" shall mean an officer, director or beneficial owner of more than ten (10%) percent of the stock of the Company or any Employer, as determined by the Company.

               (f) Voluntary Suspension. In the case of any voluntary suspension by an Insider pursuant to Section 4.2 of the Plan which results in the cessation of any Tax-Deferred Contributions to the Employer Stock Fund with respect to the Insider, the Insider may not elect to resume any such contributions for a period of at least six (6) months following the date of such suspension.

               (g) Allocation of Contributions. In the case of a change in investment direction with respect to future contributions pursuant to the Participant Direction Procedures of the Plan by an Insider whose current investment direction with respect to the Employer Stock Fund is greater than 0%, if such change in investment direction results in greater than 0% multiple with respect to the Employer Stock Fund, any subsequent change in investment election resulting in greater than 0% multiple with respect to the Employer Stock Fund shall not take effect until a date which is at least six (6) months later than the effective date of the preceding change.


                                   ARTICLE V
                                   VALUATIONS

               5.1 VALUATION OF THE TRUST FUND

               The Administrator shall direct the Trustee, as of each Valuation Date, to determine the net worth of the assets, comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the Valuation Date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund. The Trustee may update the value of any shares held in the Participant Directed Account by reference to the number of shares held by that Participant, priced at the market value as of the Valuation Date. As of each Valuation Date, before allocation of one-half of the Employer contributions for the entire Plan Year and after allocation of Forfeitures, any earnings or losses (net appreciation, or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participant's and Former Participant's nonsegreated accounts as of such date. Earnings or losses with respect to a Participant's Directed Account shall be allocated in accordance with Section 4.12.

               5.2 METHOD OF VALUATION

               In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at bid price at the close of the Valuation day. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

               The Company Stock Fund shall be valued based on the bid price of Company Stock reported in the consolidating trading prices for NASDAQ traded securities on the last trading date on or prior to the Valuation Date.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

               6.1 DETERMINATION OF BENEFITS UPON RETIREMENT

               Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.5, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Trustee shall distribute, at the election of the Participant, all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

               6.2 DETERMINATION OF BENEFITS UPON DEATH

                    (a) Upon the death of a  Participant  before his  Retirement
               Date  or  other   termination  of  his  employment,   elected  to
               relinquish such right. In the event no valid designation Participant's of Beneficiary exists at the time of the death, the death benefit shall be payable to his estate.

                    (b) Any  consent  by the  Participant's  spouse to waive any rights to the death benefit must be in writing,  must acknowledge
               the  effect  of  such   waiver,
               and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

               6.3 DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

               In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 6.5 and 6.7, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired.

               6.4 DETERMINATION OF BENEFITS UPON TERMINATION

                    (a) If a  Participant's  employment  with  the  Employer  is terminated for any reason other than death, Total and Permanent Disability or retirement, such Participant shall be entitled to such benefits as are provided hereinafter pursuant to this
               Section 6.4. Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant on or after the Anniversary Date coinciding with or next following termination of employment. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(ll) and the Regulations thereunder.

                    (b) If the value of a Terminated Participant's Vested benefit derived from Employer contributions does not exceed $5,000 and employee and has never exceeded $5,000 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

                    (c) A Participant shall become fully Vested in his Participant's Account attributable to Employer matching contributions made pursuant to Section 4.2(b) immediately upon entry into the Plan.

                    (d) The Vested portion of any Participant's Account attributable to Employer discretionary contributions made pursuant to Section 4.2(c) shall be a percentage of the total of such amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                Vesting Schedule
                      Employer Discretionary Contributions
                      ------------------------------------

          Years of Service                             Percentage
          ----------------                             ----------

           Less than 2                                        0%
                     2                                       20%
                     3                                       40%
                     4                                       60%
                     5                                       80%
                     6                                      100%


                    (e) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

                    (f) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

                    (g) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                         (1) the adoption date of the amendment,

                         (2) the effective date of the amendment, or

                         (3) the date the Participant receives written notice of
                    the amendment from the Employer or Administrator.

                    (h) (1) If any Former Participant shall be reemployed by the
               Employer before a l-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

                        (2) If any Former  Participant  shall be  reemployed  by
               the Employer before five (5) consecutive l-Year Breaks in Service, and such Former Participant had received, or was deemed to have received, a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive l-Year Breaks in Service commencing after the distribution, or in the event of a deemed distribution, upon the reemployment of such Former Participant. In the event the Former Participant does repay the full amount distributed to him, or in the event of a deemed distribution, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date coinciding with or preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year pursuant to Section 4.2(c), such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with
               Section 4.5.

                        (3) If any Former  Participant is reemployed  after a l-
               Year Break in Service has occurred, Years of Service shall include Years of Service prior to his l-Year Break in Service subject to the following rules:

                         (i) If a  Former  Participant  has a  l-Year  Break  in
                    Service, his pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                         (ii) Any Former Participant who under the Plan does not
                    have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits otherwise allowable under (i) above if his consecutive l-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

                         (iii) After five (5) consecutive l-Year Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service;

                         (iv) If a Former Participant is reemployed by the Employer, he shall participate in the Plan immediately on his date of reemployment;

                         (v) If a Former  Participant (a l-Year Break in Service
                    previously occurred, but employment had not terminated) is credited with an Hour of Service after the first eligibility computation period in which he incurs a l-Year Break in Service, he shall participate in the Plan immediately.

                         (vi) In  determining  Years of Service for  purposes of
                    vesting under the Plan, Years of Service prior to the vesting computation period in which an Employee attained his eighteenth birthday shall be excluded.

               6.5 DISTRIBUTION OF BENEFITS

                    (a) The Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods:

                         (1) With  respect  to the  value of each  Participant's
                    Account prior to January 1, 1993, payments may be made in a lump-sum payment in cash or Employer stock or over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary).

                         (2) With respect to the value of a participants account
                    accumulated after December 31, 1992, all distributions shall be made in cash other than the value of a Participant's Account attributable to the Employer Stock fund.

                         (3) With respect to the value of a Participant's Account accumulated after December 31, 1992 attributable to the Employer Stock fund, such amount shall be paid in cash or Employer Stock, as elected by the Participant in writing on a Prescribed Form.

                    (b) Any  distribution  to a  Participant  who has a  benefit which exceeds, or has ever exceeded, $5,000 at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

                         (1) The  Participant  must be  informed of his right to
                    defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under
                    Section 6.5(c).

                         (2) Notice of the rights specified under this paragraph
                    shall be provided no less than 30 days and no more than 90 days before the date the distribution commences.

                         (3) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the date the distribution commences.

                         (4)  No  consent   shall  be  valid  if  a  significant
                    detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                         (5) Any such  distribution  may  commence  less than 30
                    days after the notice required under Regulation 1.411(a)-llT(c) is given, provided that: (1) the
                    Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                    (c) Notwithstanding any provision in the Plan to the contrary, for Plan Years beginning after December 31, 1996, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

                         (1) A  Participant's  benefits  shall be distributed or
                    must begin to be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 l/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 l/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required  beginning  date  shall  be  the  April  1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Such distributions shall be equal to or greater than any required distribution. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 l/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 l/2 or any subsequent Plan Year.

                         However, any Participant who is not a "five (5) percent
                    owner" and who attains age 70 l/2 in or after a calendar year that begins after the later of (i) December 31, 1998, or (ii) the adoption date of this amendment and restatement, provide that the adoption date is no later than the last day of any remedial amendment period that applies to the Plan for changes under the Small Business Job Protection Act of 1996, shall have his benefits distributed in accordance with the first sentence of subparagraph (1) above. Notwithstanding the foregoing, any Participant who is not a "five (5) percent owner" shall continue receiving, or, if applicable, be entitled to receive, benefit distributions or, he may elect to defer benefit distributions until the April 1st of the calendar year following the end of the calendar year in which the Participant retires.

                         Alternatively,  distributions  to  a  Participant  must
                    begin no later than the applicable April 1st as determined under the preceding paragraph and must be made over a period certain measured by the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations.

                         (2)    Distributions   to   a   Participant   and   his
                    Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

                    (d) For purposes of this Section,  the life  expectancy of a
               Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with Regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

                    (e) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

                    (f) If a  distribution  is made at a time when a Participant is not fully Vested in his Participant's Account and the Participant may increase the Vested percentage in such account:

                         (1) a separate  account  shall be  established  for the
                    Participant's  interest  in the  Plan as of the  time of the
                    distribution;   and

                         (2) at any  relevant  time,  the  Participant's  Vested
                    portion of the separate account shall be equal to an amount ("X") determined by the formula:

                    X equals P(AB plus (R x D))-(R x D)

                         For purposes of applying  the formula:  P is the Vested
                    percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

               6.6 DISTRIBUTION OF BENEFITS UPON DEATH

                    (a) The death benefit payable  pursuant to Section 6.2 shall be paid to the Participant's Beneficiary within a reasonable time after the Participant's death by either of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary) subject, however, to the rules specified in Section 6.6(b):

                         (1) With  respect  to the  value of each  Participant's
                    Account prior to January 1, 1993, payments may be made in a lump-sum payment cash or Employer stock or over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary).

                         (2) With respect to the value of a participants account
                    accumulated after December 31, 1992 all distributions shall be made in cash other than the value of a Participant's Account attributable to the Employer Stock Fund.

                         (3) With respect to the value of a Participant's Account accumulated after December 31, 1992 attributable to the Employer Stock Fund, such amount shall be paid in cash or Employer Stock, as elected by the Participant in writing on a Prescribed Form.

                         (4) In the event the death benefit payable  pursuant to
                    Section 6.2 is payable in installments, then, upon the death of the Participant, the Administrator may direct the Trustee to segregate the death benefit into a 2 separate account, and the Trustee shall invest such segregated account separately, and the funds accumulated in such account shall be used for the payment of the installments.

                    (b) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. To it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

                    However,   in  the  event  that  the  Participant's   spouse
               (determined as of the date of the Participant's death) is his Beneficiary, then in lieu of the preceding rules, distributions must be made over and must commence on or before the later of:
               (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 l/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

                    (c) For purposes of this Section,  the life  expectancy of a
               Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with Regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

               6.7 TIME OF SEGREGATION OR DISTRIBUTION

               Except as limited by Sections 6.5 and 6.6, whenever the Trustee is to make a distribution or to commence a series of payments the distribution or series of payments may be made or begun as soon as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.

               6.8 DISTRIBUTION FOR MINOR BENEFICIARY

               In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

               6.9 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

               In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored unadjusted for earnings or losses.

               6.10 ADVANCE DISTRIBUTION FOR HARDSHIP

                    (a) The  Administrator,  at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of his Participant's Elective Account and Participant's Account valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Participant's Elective Account and Participant's Account shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is on account of:

                         (1) Expenses for medical care described in Code Section
                    213(d) previously incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care;

                         (2) The costs  directly  related to the  purchase  of a
                    principal residence for the Participant (excluding mortgage payments);

                         (3) Payment of tuition,  related  educational fees, and
                    room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

                         (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                    (b)  No  such   distribution   shall   be  made   from   the
               Participant's Account until such Account has become fully Vested.

                    (c) No  distribution  shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

                         (1) The  distribution is not in excess of the amount of
                    the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                         (2) The  Participant  has obtained  all  distributions,
                    other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

                         (3) The Plan,  and all other  plans  maintained  by the
                    Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his elective deferrals and voluntary Employee contributions to the Plan and all other plans maintained by the Employer for at least twelve
                    (12) months after receipt of the hardship distribution; and

                         (4) The Plan,  and all other  plans  maintained  by the
                    Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

                    (d) Notwithstanding the above, distributions from the Participant's Elective Account pursuant to this Section shall be limited, as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, reduced by the amount of any previous distributions pursuant to this Section.

                    (e) Any distribution  made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

               6.11 QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

               All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee, " "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

               6.12 DIRECT ROLLOVER

                    (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                    (b) For purposes of this Section the  following  definitions shall apply:

                         (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution that is reasonably expected to total less than $200 during a year.

                         (2) An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of-an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                         (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
                    Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                         (4) A direct  rollover  is a payment by the Plan to the
                    eligible retirement plan specified by the distributee.

                                  ARTICLE VII
                    AMENDMENT, TERMINATION, MERGERS AND LOANS

               7.1 AMENDMENT

                    (a) The  Employer  shall have the right at any time to amend the Plan, subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator, other than an amendment to remove the Trustee or Administrator, may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

                    (b) No  amendment  to the  Plan  shall  be  effective  if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

                    (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411 (d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

               7.2 TERMINATION

                    (a) the Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested as provided in Section
               6.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

                    (b) Upon the full  termination  of the  Plan,  the  Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash or in property or through the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 7.1(c).

               7.3 MERGER OR CONSOLIDATION

               This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 7.1(c).

               7.4 LOANS TO PARTICIPANTS

                    (a) The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis;
               (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) shall provide for repayment over a reasonable period of time.

                    (b) Loans made  pursuant to this Section  (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

                         (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

                         (2)  one-half   (l/2)  of  the  present  value  of  the
                    non-forfeitable accrued benefit of the Participant under the Plan.

                    For purposes of this limit,  all plans of the Employer shall be considered one plan. Additionally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (1) above shall be unreduced.

                    (c) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, a principal residence has the same meaning as a principal residence under Code Section 1034. Notwithstanding the foregoing, loans made prior to January 1, 1987 which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Code Section 267(c)(4)) may provide for periodic repayment over a reasonable period of time that may exceed five
               (5) years. Additionally, loans made prior to January 1, 1987, may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization. Loan repayments will be suspended under this Plan as permitted under Code Section 414(u)(4).

                    (d) Any loans-granted or renewed on or after the last day of the first Plan Year beginning after December 31, 1988 shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

                         (1) the identity of the person or positions  authorized
                    to administer the Participant loan program;

                         (2) a procedure for applying for loans;

                         (3) the  basis  on  which  loans  will be  approved  or
                    denied;

                         (4) limitations, if any, on the types and amounts of loans offered;

                         (5) the procedure  under the program for  determining a
                    reasonable rate of interest;

                         (6)  the  types  of  collateral   which  may  secure  a
                    Participant loan; and

                         (7) the events constituting  default and the steps that
                    will be taken to preserve Plan assets.

                         (8) Such Participant loan program shall be contained in
                    a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section.

                    (e) No loans shall be made that would constitute  prohibited transactions, as that term is defined in Section 406 of ERISA and
               Section 4975 of the Code, unless than exemption for the loan has been obtained pursuant to Section 408 of ERISA.

                    (f) Notwithstanding any other provision of Section 7.4, any amounts invested in Company Stock that are not eligible to be reinvested in other Investment Funds are also not available as payment to a Participant as loan proceeds.

                                  ARTICLE VIII
                                    TOP HEAVY


               8.1 TOP HEAVY PLAN REQUIREMENTS

               For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.5 of the Plan.

               8.2 DETERMINATION OF TOP HEAVY STATUS

                    (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate
               Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                    If any Participant is a Non-Key  Employee for any Plan Year,
               but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

                    (b) This Plan  shall be a Super Top Heavy  Plan for any Plan
               Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                    (c) Aggregate Account: A Participant's  Aggregate Account as
               of the  Determination  Date is the sum of:

                         (1) his  Participant's  Combined  Account balance as of
                    the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                         (2) an adjustment for any  contributions  due as of the
                    Determination Date. Such adjustment shall be the amount of any contributions actually made after the Valuation Date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

                         (3) any Plan  distributions  made  within the Plan Year
                    that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

                         (4) any Employee  contributions,  whether  voluntary or
                    mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

                         (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

                         (6) with respect to related  rollovers and plan-to-plan
                    transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                         (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and
                    (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

                    (d) "Aggregation Group" means either a Required  Aggregation
               Group  or  a   Permissive   Aggregation   Group  as   hereinafter
               determined.

                         (1)  Required   Aggregation  Group:  In  determining  a
                    Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                         In the case of a Required  Aggregation Group, each plan
                    in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                         (2) Permissive Aggregation Group: The Employer may also
                    include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

                         In the case of a Permissive  Aggregation  Group, only a
                    plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                         (3) Only  those  plans  of the  Employer  in which  the
                    Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                         (4) An  Aggregation  Group shall include any terminated
                    plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

                    (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

                    (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code
               Section 411(b)(l)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent Valuation Date that falls within or ends with the l2-month period ending on the Determination Date except as provided in Code
               Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

                    (g) "Top Heavy Group" means an  Aggregation  Group in which, as of the  Determination  Date, the sum of:

                         (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                         (2) the Aggregate  Accounts of Key Employees  under all
                    defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.


                                   ARTICLE IX
                                  MISCELLANEOUS

               9.1 PARTICIPANT'S RIGHTS

               This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

               9.2 ALIENATION

                    (a) Subject to the  exceptions  provided  below,  no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his-Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

                    (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, as a result of a loan from the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such loan indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such loan indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such loan indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the loan indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.7 and 2.8.

                    (c) This provision shall not apply to a "qualified  domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

               9.3 CONSTRUCTION OF PLAN

               This Plan shall be construed and enforced according to the Act and the laws of the State of New York, other than its laws respecting choice of law, to the extent not preempted by the Act.

               9.4 GENDER AND NUMBER

               Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

               9.5 LEGAL ACTION

               In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

               9.6 PROHIBITION AGAINST DIVERSION OF FUNDS

                    (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

                    (b) In the  event  the  Employer  shall  make  an  excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

               9.7 BONDING

               Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan
Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

               9.8 EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

               Neither the Employer, the Administrator, nor the Trustee, nor their successors shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

               9.9 INSURER'S PROTECTIVE CLAUSE

               Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not, be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

               9.10 RECEIPT AND RELEASE FOR PAYMENTS

               Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

               9.11 ACTION BY THE EMPLOYER

               Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

               9.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

               The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan or as accepted by or assigned to them pursuant to any procedure provided under the Plan, including but not limited to any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, unless otherwise indicated herein or pursuant to such agreements, the Employer shall have the duties specified in Article II hereof, as the same may be allocated or delegated thereunder, including but not limited to the responsibility for making the contributions provided for under Section 4.2; and shall have the authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the responsibility for the administration of the Plan, including but not limited to the items specified in Article II of the Plan, as the same may be allocated or delegated thereunder. The Administrator shall act as the named. Fiduciary responsible for communicating with the Participant according to the Participant Direction Procedures. The Trustee shall have the responsibility of management and control of the assets held under the Trust, except to the extent directed pursuant to Article II or with respect to those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan and any agreement with the Trustee. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be. responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan as specified or allocated herein. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

               9.13 HEADINGS

               The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

               9.14 APPROVAL BY INTERNAL REVENUE SERVICE

                    (a) Notwithstanding anything herein to the contrary, contributions to this Plan are conditioned upon the initial qualification of the Plan under Code Section 401. If the Plan receives an adverse determination with respect to its initial qualification, then the Plan may return such contributions to the Employer within one year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

                    (b) Notwithstanding  any provisions to the contrary,  except
               Sections 3.5, 3.6, and 4.2(d), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one
               (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

               9.15 UNIFORMITY

               All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

                  IN WITNESS WHEREOF, this Plan has been executed the day and year above written.

                                                NATIONAL HOME HEALTH CARE

                                                CORP.

                                                By:  /s/ Steven Fialkow
                                                    -------------------------
                                                          EMPLOYER


                                                     /s/ Robert Heller
                                                    -------------------------
                                                          TRUSTEE

                                    EXHIBIT A

                       PARTICIPATING EMPLOYERS IN THE PLAN

               As of January 1, 1999, National Home Health Care Corp. and the following entities are Employers participating in the Plan on behalf of their respective employees:

         Health Acquisitions Corp.
         New England Home Care, Inc.
         National HMO (New York), Inc.
         Accredited Health Services, Inc

                                    EXHIBIT B

                         NATIONAL HOME HEALTH CARE CORP.
                       SAVINGS AND STOCK INVESTMENT TRUST





                              AS AMENDED & RESTATED
                            EFFECTIVE JANUARY 1, 1999

                                    EXHIBIT C

                            VOTING OF EMPLOYER STOCK

               The Employer will make forms available to each Participant to instruct the Trustee with regard to the voting of any shares of Employer Stock held in the Participant's Account. The Trustee will vote such shares only as directed by the Participant. If a Participant fails to give timely directions as to the voting of shares of Employer Stock held in a Participant's Account or if any shares held by the Trustees are not allocated to Participants, the Trustee will vote such shares in the same proportion as he votes the shares for which the Trustee receives directions. The Employer shall use its best efforts to timely distribute to each Participant such information as is distributed to other shareholders of the Employer in connection with any such vote.

                                    EXHIBIT D

                    TENDER OR EXCHANGE OFFER OF COMPANY STOCK

               Each Participant shall have the right to direct the Employer in writing as to the manner in which to regard a tender or exchange offer with respect to any shares of Employer Stock held in that Participant's Account. If the Employer does not receive timely directions from a Participant as to the manner in which to respond to such a tender or exchange offer with respect to any shares of Employer Stock held in the Participant's Account, then the Employer shall not tender or exchange any such shares. The Employer shall use its best efforts to timely distribute to each Participant such information as is distributed.